10-Q

Exhibit 10.110

OMNIBUS AMENDMENT TO
LOAN DOCUMENTS

This OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of March 29, 2005 (this Amendment), by and among CNL HOTEL DEL PARTNERS LP, a Delaware limited partnership (Borrower), having an office c/o CNL Hotels & Resorts, Inc., Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, KSL DC OPERATING, LLC, a Delaware limited liability company (KSL Guarantor), having an office c/o KSL II Management Operations, LLC, 50-905 Avenida Bermudas, La Quinta, California 92253, CNL HOSPITALITY PARTNERS, LP, a Delaware limited partnership (CNL Guarantor; and together with KSL Guarantor, Guarantor), having an office c/o CNL Hotels & Resorts, Inc., Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, HOTEL DEL CORONADO, LP, a Delaware limited partnership (Operating Lessee), having an address at 50-905 Avenida Bermudas, La Quinta, California 92253, KSL DC MANAGEMENT LLC (Manager), having an address at 50-905 Avenida Bermudas, La Quinta, California 92253, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an office at 60 Wall Street, New York, New York 10005 (together with its successors and assigns, Lender).

WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of February 9, 2005 (the Loan Agreement), by and between Borrower and Lender, Lender made a loan to Borrower in the principal amount of $230,000,000 (the Loan), which Loan is evidenced by that certain Note, dated as of February 9, 2005 (the Note), made by Borrower in favor of Lender, as amended pursuant to that certain Amendment to Note, dated as of the date hereof, by and between Borrower and Lender (the Amendment to Note);

WHEREAS, the Loan is secured by, among other things, (i) that certain Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Hotel Revenue and Security Deposits, dated as of February 9, 2005 (the Security Instrument), by and among Borrower, Operating Lessee, and Lender, (ii) that certain Account and Control Agreement, dated as of February 9, 2005 (the Cash Management Agreement), by and among Borrower, Lender, and Cash Management Bank; (iii) that certain Manager's Consent, Subordination of Management Agreement, and Non-Disturbance Agreement, dated as of February 9, 2005 (the Manager's Consent), by and among Borrower, Operating Lessee, Manager, and Lender, (iv) that certain Guaranty of Recourse Obligations, dated as of February 9, 2005 (the Guaranty), by Guarantor for the benefit of Lender, (v) that certain Environmental Indemnity, dated as February 9, 2005 (the Environmental Indemnity), by Guarantor for the benefit of Lender, and (vi) that certain Trademark Security Agreement, dated as of February 9, 2005 (the Trademark Agreement), from Borrower to Lender (the Loan Agreement, the Note, the Security Instrument, the Cash Management Agreement, the Manager's Consent,

the Guaranty, the Environmental Indemnity, and the Trademark Agreement are hereinafter collectively referred to as the Loan Documents); and

WHEREAS, Borrower, CNL Guarantor, KSL Guarantor, Manager, Operating Lessee, and Lender desire to amend the Loan Documents as set forth herein.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid in hand, the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, CNL Guarantor, KSL Guarantor, Manager, Operating Lessee, and Lender agree to amend the Loan Documents as follows:

1.	Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Loan Agreement.
2.	Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:
(i)
by deleting the definitions of "Intermediate Mezzanine Loan," "Intermediate Mezzanine Note," "Junior Mezzanine Loan," and "Junior Mezzanine Note" in Section 1.1 and inserting the following in their place and stead:

"Intermediate Mezzanine Loan shall mean that certain mezzanine loan from Intermediate Mezzanine Lender to the Intermediate Mezzanine Borrower in the original principal of $20,000,000 that is evidenced and secured by the Intermediate Mezzanine Loan Documents."

"Intermediate Mezzanine Note shall mean that certain Mezzanine Note (Intermediate Mezzanine), dated the date hereof, made by Intermediate Mezzanine Borrower, as maker, in favor of Intermediate Mezzanine Lender, as payee, in the original principal amount of $20,000,000, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time."

"Junior Mezzanine Loan shall mean that certain mezzanine loan from Junior Mezzanine Lender to the Junior Mezzanine Borrower, to be funded on or after the date hereof, in the original principal amount of up to $60,000,000, that will be evidenced and secured by the Junior Mezzanine Loan Documents."

2

"Junior Mezzanine Note shall mean that certain Mezzanine Note (Junior Mezzanine), to be funded on or after the date hereof, made by Junior Mezzanine Borrower, as maker, in favor of Junior Mezzanine Lender, as payee, in the original principal amount of up to $60,000,000."

(ii) by deleting Section 3.1.5(a) (ix) in its entirety and inserting the following in its place and stead:

“(ix) during any Low DSCR Period, funds in an amount equal to 75% of the balance (if any) remaining or deposited into the Holding Account after the foregoing deposits set forth in Sections 3.1.5(a)(i) through (viii) and transfer the same to the Low DSCR Reserve Account; and"

3.	Document References. All references to the Note in any of the Loan Documents shall be deemed to be a reference to the Note as amended by the Amendment to Note.
4.	LIBOR Margin. All references to "LIBOR Margin" in any of the Loan Documents shall be deemed to be a reference to the definition of "LIBOR Margin" as set forth in the Amendment to Note.
5.	Full Force and Effect. Except as amended by this Amendment, each of the Loan Documents shall continue to remain in full force and effect.
6.	Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.
7.	Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.
8.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.
9.
Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.
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BORROWER:

CNL HOTEL DEL PARTNERS LP, a Delaware limited partnership

By: CNL Hotel Del Partners GP, LC,
a Delaware limited liability company, its general partner

By: /s/ Barry A.N. Bloom
Name: Barry A.N. Bloom
Title: Senior Vice President

OPERATING LESSEE:

HOTEL DEL CORONADO, LP,
a Delaware limited partnership

By: /s/ Barry A.N. Bloom
Name: Barry A.N. Bloom
Title: Senior Vice President

MANAGER:

KSL DC MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ Eric Reznick
Name: Eric Reznick
Title: Chief Financial Officer

KSL GUARANTOR:

KSL DC OPERATING, LLC,
a Delaware limited liability company

By:  KSL DC Corporation,
a Delaware corporation,
its managing member

By: /s/ Eric Reznick
Name: Eric Reznick
Title: Chief Financial Officer

CNL GUARANTOR:

CNL HOSPITALITY PARTNERS, LP,
a Delaware limited partnership

By: CNL Hospitality GP Corp.,
a Delaware corporation,
its general partner,

By: /s/ Barry A.N. Bloom
Name: Barry A.N. Bloom
Title: Senior Vice President

LENDER:

GERMAN AMERICAN CAPITAL
CORPORATION, a Maryland corporation

By: /s/ Todd O. Sammann
Name: Todd O. Sammann
Title: Vice President

By: /s/ Eric Schwartz
Name: Eric Schwartz
Title: Vice President

10-Q